Maximum Offering of 69,000,000 Shares of Common Stock

Sierra Income Corporation
Common Stock
_________________________________________________________

Supplement No. 9 dated March 27, 2017
to
Prospectus dated June 30, 2016
 _________________________________________________________

This Supplement No. 9 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated June 30, 2016 (the “Prospectus”), and Supplement No. 1 to the Prospectus dated June 30, 2016, Supplement No. 2 to the Prospectus dated July 20, 2016, Supplement No. 3 to the Prospectus dated August 11, 2016, Supplement No. 4 to the Prospectus dated August 31, 2016, Supplement No. 5 to the Prospectus dated October 11, 2016, Supplement No. 6 to the Prospectus dated November 17, 2016, Supplement No. 7 to the Prospectus dated January 17, 2017 and Supplement No. 8 to the Prospectus dated March 9, 2017.

You should carefully consider the “Risk Factors” beginning on page 36 of the Prospectus before you decide to invest.

On March 20, 2017, the Company, SIC Advisors LLC, the Company’s external investment adviser (the “Advisor”) and SC Distributors, LLC, the Company’s dealer manager (the “Dealer Manager”), agreed to remove any dealer manager fee payable to the Dealer Manager by investors with respect to shares of common stock sold to investors under a placement agreement through a registered investment advisor. In connection with any such sales, the Advisor has agreed to pay the Dealer Manager a platform placement fee in an amount equal to 1.50% of the gross offering proceeds from such sales.

As a result of the foregoing, the sub-sections entitled “Share Distribution Channels” and “Special Discounts” within the “Plan of Distribution” section of the Prospectus have been updated as set forth below:

 Share Distribution Channels

We expect our dealer manager to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares.

Our dealer manager is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker-dealer agreements. Except as otherwise described, selling commissions and dealer manager fees will be paid by us to our dealer manager in connection with such sales.

We may pay reduced selling commissions to our dealer manager in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating broker-dealers that no selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment advisor or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. In connection with any such sales to an investor that are completed under a placement agreement through a registered investment advisor, our Advisor will pay the dealer manager a platform placement fee in an amount equal to 1.50% of the gross proceeds from the investment. The net proceeds to us will not be affected by the fee payable by our Advisor in connection with such transactions. Neither our dealer manager nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor to induce such investment advisor or bank trust department to advise favorably for an investment in shares of our common stock. See ‘‘— Special Discounts.’’

We also expect to deliver our shares through independent investment advisors (affiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors; however, we expect the net proceeds per share to us will not be affected by these negotiations and as a result we do not expect there to be any dilution as a result of these sales.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our shares are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

Our executive officers and directors and their immediate family members, as well as officers and persons associated with our Advisor and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by our management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering at a discount. We will receive the full offering price, as may be amended from time to time, for such purchases in light of the fact that selling commissions will be waived and not payable in connection with such shares. However, there is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the dealer manager fee may be reduced, waived, or paid on our behalf by the Advisor in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisors or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of selected participating broker-dealers, sales made by certain selected participating broker-dealers at the discretion of the dealer manager, sales in wrap accounts managed by participating broker-dealers or their affiliates, and sales in managed accounts that are managed by participating broker-dealers or their affiliates. Neither our dealer manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department to advise favorably for an investment in shares of our common stock; however, they may provide marketing support and other reimbursements to an investment adviser which shall not be deemed an inducement by such investment adviser.

We may also sell shares at a discount to the public offering price in the event that the investor:

•	pays a broker-dealer a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker-dealer services, which is referred to as a “wrap fee;”

•
has engaged the services of a registered investment advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment advisor that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor); or

•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

In connection with any such sales to an investor that are completed under a placement agreement through a registered investment advisor, our Advisor will pay the dealer manager a platform placement fee in an amount equal to 1.50% of the gross proceeds from the investment. If an investor purchases shares through one of these channels in this offering, we intend to sell the shares at a negotiated discount, reflecting that selling commissions will not be paid in connection with such purchases. We expect to receive substantially the same net proceeds for sales of shares through these channels. Neither our dealer manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

If an investor purchases shares in our offering net of commissions through a registered investment advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice, and if in connection with such purchase the investor must also pay a broker-dealer for custodial or other services relating to holding the shares in the investor’s account, we will reduce the aggregate purchase price of the investor’s shares by the amount of the annual custodial or other fees paid to the broker-dealer in an amount up to $250. Each investor will receive only one reduction in purchase price for such fees and this reduction in the purchase price of our shares is only available for the investor’s initial investment in our common stock. The investor may request the “Request for Broker Dealer Custodial Fee Reimbursement Form” from his or her advisor and must include this form with his or her subscription agreement to have the purchase price of the investor’s initial investment in shares reduced by the amount of his or her annual custodial fee.